        ================================================================

                            SECOND RESTATED MORTGAGE

                                       AND

                               SECURITY AGREEMENT


                               Made By And Between


                       CAP ROCK ELECTRIC COOPERATIVE, INC.


                                    Mortgagor

                                       and

                            NATIONAL RURAL UTILITIES
                         COOPERATIVE FINANCE CORPORATION

                                    Mortgagee

                                   Dated as of


                                October 24, 1995

             THIS INSTRUMENT GRANTS A SECURITY INTEREST BY A UTILITY

                                       ***

               THIS INSTRUMENT CONTAINS FUTURE ADVANCE PROVISIONS

                                       ***

           THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS

        ================================================================







CFC Form C48 (Class A)
Electric Mortgage for Non-RUS Borrowers
Rev. 1/20/95
TX 107-A-9043 (RBA)

                                TABLE OF CONTENTS

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                                                                                      PAGE
                                    ARTICLE I

Section 1.01        Definitions                                                         1
Section 1.02        Construction                                                        5


                                   ARTICLE II

                                    SECURITY

Section 2.01        Granting Clause                                                     6


                                   ARTICLE III

                                ADDITIONAL NOTES

Section 3.01        Additional Notes                                                    8


                                   ARTICLE IV

                      PARTICULAR COVENANTS OF THE MORTGAGOR

Section 4.01        Authority to Execute and Deliver Notes and
                    Mortgages; All Action Taken; Enforceable
                    Obligations                                                         9

Section 4.02        Authority to Mortgage Property; No Liens; Exception
                    for Permitted Encumbrances; Mortgagor to Defend
                    Title and Remove Liens                                              9

Section 4.03        No Encumbrances on Property                                         9

Section 4.04        Additional Permitted Debt                                           9

Section 4.05        Payment of Notes                                                   10

Section 4.06        Preservation of Corporate Existence and
                    Franchises                                                         10

Section 4.07        Maintenance of Mortgaged Property                                  10


                           TABLE OF CONTENTS; Continued

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                                                                                      PAGE
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Section 4.08        Insurance; Restoration of Damaged Mortgaged
                    property                                                           11

Section 4.09        Mortgagee Right to Expend Money to Protect
                    Mortgaged Property                                                 12

Section 4.10        Further Assurances                                                 12

Section 4.11        Application of Proceeds from Condemnation                          12

Section 4.12        Compliance with Loan Agreements; Notice of
                    Amendments to, and Defaults under Loan
                    Agreements                                                         12

Section 4.13        Rights of Way, etc                                                 13


                                    ARTICLE V

                            REMEDIES OF THE MORTGAGEE

Section 5.01        Events of Default                                                  13

Section 5.02        Acceleration of Maturity; Recision and
                    Amendment                                                          14

Section 5.03        Remedies of Mortgagee                                              15

Section 5.04        Application of Proceeds from Remedial
                    Actions                                                            16

Section 5.05        Remedies Cumulative; No Election                                   16

Section 5.06        Waiver of Appraisement Rights                                      16

Section 5.07        Notice of Default                                                  16

                                     -ii-

                           TABLE OF CONTENTS; Continued

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                                                                                      PAGE
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                                   ARTICLE VI

                  POSSESSION UNTIL DEFAULT - DEFEASANCE CLAUSE

Section 6.01        Possession Until Default                                           17

Section 6.02        Defeasance                                                         17


                                   ARTICLE VII

                                  MISCELLANEOUS

Section 7.01        Property Deemed Real Property                                      17

Section 7.02        Mortgage to Bind and Benefit Successors and
                    Assigns                                                            17

Section 7.03        Headings                                                           18

Section 7.04        Notices                                                            18

Section 7.05        Severability                                                       18

Section 7.06        Mortgage Deemed Security Agreement                                 18

Section 7.07        Indemnification by Mortgagor of Mortgagee                          19

APPENDIX   A

APPENDIX   B

APPENDIX   C

         SECOND RESTATED MORTGAGE AND SECURITY AGREEMENT, dated as of
         October 24, 1995 (hereinafter called this "Mortgage") is made by and between CAP ROCK ELECTRIC COOPERATIVE, INC. (hereinafter called the ("Mortgagor"), a corporation existing under the laws of the State of Texas, (the "State") and NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION (hereinafter called "CFC" or the "Mortgagee"), a corporation existing under the laws of the District of Columbia.

                                    RECITALS

         WHEREAS, the Mortgagor and CFC are parties to that certain Restated Mortgage and Security Agreement dated as of March 30, 1993, as supplemented, amended or restated (the "Original Mortgage" identified in Appendix "A" of this Mortgage) originally entered into between the Mortgagor and CFC; and

         WHEREAS, this Mortgage restates and consolidates the Original Mortgage while preserving the priority of CFC's Lien under the Original Mortgage and secures the payment of Mortgagor's outstanding and current secured indebtedness to CFC, which indebtedness is described more particularly by listing the Original Notes in Appendix "A" hereto; and

         WHEREAS, the Mortgagor and CFC are authorized to enter into this Mortgage;

         NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants contained herein, do agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.01. Definitions. In addition to the terms defined elsewhere in this Mortgage, the terms defined in this Article I shall have the meanings specified herein and/or under the applicable Uniform Commercial Code, unless the context clearly requires otherwise. The terms defined herein include the plural as well as the singular and the singular as well as the plural.

ADDITIONAL NOTES shall mean any Notes issued by the Mortgagor to CFC or any other lender pursuant to Article III of this Mortgage including any refunding, renewal, or substitute Notes which may from time to time be executed and delivered by the Mortgagor pursuant to the terms of Article III.

BUSINESS DAY shall mean any day that CFC is open for business.

CFC is defined in the recitals to this Mortgage and shall include its successors and assigns.

CFC Notes shall mean the Original CFC Notes and any Additional Notes issued by the Mortgagor to CFC.

DEBT SERVICE COVERAGE RATIO ("DSC") shall mean the ratio determined as follows: for any calendar year add (i) Patronage Capital and Operating Margins, (ii) Non-Operating Margins-Interest, (iii) Interest Expense, (iv) Depreciation and Amortization Expense for such year, and (v) cash received in respect of generation and transmission and other capital credits, and divide the sum so obtained by the sum of all payments of Principal and Interest Expense during such calendar year; PROVIDED, HOWEVER, that in the event that any Long-Term Debt has been refinanced during such year the payments of Principal and Interest Expense required to be made during such year on account of such Long-Term Debt shall be based (in lieu of actual payments required to be made on such refinanced Debt) upon the larger of (i) an annualization of the payments required to be made with respect to the refinancing debt during the portion of such year such refinancing debt is outstanding or (ii) the payment of Principal and Interest Expense required to be made during the following year on account of such refinancing debt.

DEPRECIATION AND AMORTIZATION EXPENSE shall mean an amount constituting the depreciation and amortization of the Mortgagor as computed for purposes of Form 7.

EQUITIES AND MARGINS shall mean Mortgagor's equities and margins as such terms are defined by generally accepted accounting principles.

EQUITY shall mean the aggregate of Mortgagor's Equities and Margins as computed pursuant to generally accepted accounting principles.

EVENT OF DEFAULT shall have the meaning specified in Section 5.01 hereof.

EXCEPTED PROPERTY shall mean the properties, if any, identified on Appendix C hereto.

FISCAL YEAR shall mean the fiscal year of the Mortgagor.

FORM 7 shall mean the form so identified by CFC or, if no such form is applicable to the accounts of the Mortgagor, such reference shall apply to the corresponding information otherwise determined in accordance with generally accepted accounting principles.

INTEREST EXPENSE shall mean an amount constituting the interest expense with respect to Total Long-Term Debt of the Mortgagor as computed for purposes of Form 7. In computing Interest Expense, there shall be added, to the extent not otherwise included, an amount equal to 33-1/3% of the excess of Restricted Rentals paid by the Mortgagor over 2% of the Mortgagor's Equities and Margins.

LIEN shall mean any statutory or common law consensual or non- consensual mortgage, pledge, security interest, encumbrance, lien, right of set off, claim or charge of any kind, including, without limitation, any conditional sale or other title retention transaction, any lease transaction in the nature thereof and any secured transaction under the Uniform Commercial Code. Loan Agreements shall mean any loan agreement executed by and between the Mortgagor and CFC in connection with the execution and delivery of any Notes secured hereby and any loan agreement between the Mortgagor and another mortgagee in connection with the execution and delivery of any Notes secured hereby.

LONG-TERM DEBT shall mean any amount included in Tonal Long-Term Debt pursuant to generally accepted accounting principles.

LONG-TERM LEASES shall mean leases having unexpired terms (taking into account terms of renewal at the option of the lessor, whether or not such leases have previously been renewed) of more than 12 months.

MAXIMUM DEBT LIMIT, if any, shall mean the amount more particularly described in Appendix "A" hereto.

MORTGAGED PROPERTY shall have the meaning specified in Section 2.01 hereof.

MORTGAGEE shall mean CFC, its successor and assigns.

NON-OPERATING MARGINS-INTEREST shall mean the amount of non- operating margins-interest of Mortgagor as computed for purposes of Form 7.

NOTE OR NOTES shall mean one or more of the CFC Notes, and any other Notes which pursuant to Article III may, from time to time, be secured under this Mortgage.

ORIGINAL CFC NOTES shall mean the Notes evidencing outstanding and current indebtedness of the Mortgagor to CFC as of the date of this Mortgage, listed on Appendix "A" hereto.

OUTSTANDING shall mean all Notes heretofore issued as of the date of determination except Notes the principal and interest on which have been fully paid and which have been canceled by the Mortgagee or Notes the payment for which has been provided for pursuant to Section 6.02.

PATRONAGE CAPITAL AND OPERATING MARGINS shall mean the net amount of operating revenue and patronage capital less the total cost of electric service of the Mortgagor as computed for purposes of Form 7.

PERMITTED DEBT shall have the meaning specified in Section 4.04.

PERMITTED ENCUMBRANCES shall mean:

         (i) any Liens for taxes, assessments or governmental charges for the current year and taxes, assessments or governmental charges not due and delinquent;

         (ii) Liens for workmen's compensation awards and similar obligations not then delinquent;

         (iii) mechanics', laborers', materialmen's and similar Liens not then delinquent, and any such Liens, whether or not delinquent, whose validity is at the time being contested in good faith;

         (iv) Liens and charges incidental to construction or current operation which have not been filed or asserted or the payment of which has been adequately secured or which, in the opinion of counsel to the Mortgagor are insignificant in amount;

         (v) Liens, securing obligations not assumed by the Mortgagor and on account of which it does not pay and does not expect to pay interest, existing upon real estate (or rights in or relating to real estate) over or in respect of which the Mortgagor has a right-of-way or-other easement for substation, transmission, distribution or other right-of-way purposes;

         (vi) any right which the United States of America or any state or municipality or governmental body or agency may have by virtue of any franchise, license, contract or statute to purchase, or designate a purchaser of, or order the sale of, any property of the Mortgagor upon payment of reasonable compensation there for, or upon reasonable compensation or conditions to terminate any franchise, license or other rights before the expiration date hereof or to regulate the property and business of the Mortgagor;

         (vii) attachment of judgment Liens covered by insurance, or upon appeal and covered by bond;

         (viii) deposits or pledges to secure payment of workmen's compensation, unemployment insurance, old age pensions or other social security;

         (ix) deposits or pledges to secure performance of bids, tenders, contracts (other than contracts for the payment of borrowed money),leases, public or statutory obligations;

         (x) surety or appeal bonds, and other deposits or pledges for purposes of like general nature in the ordinary course of business;

         (xi) easements or reservations in respect to any property for the purpose of transmission and distribution lines and rights- of-way and similar purposes, zoning ordinances, regulations, reservations, restrictions, covenants, party wall agreements, conditions of record and other encumbrances (other than to secure the payment of money), none of which in the opinion of counsel to the Mortgagor is such as to interfere with the proper operation of the property affected thereby;

         (xii) the burdens of any law or governmental organization or permit requiring the Mortgagor to maintain certain facilities or perform certain acts as a condition of its occupancy of or interference with any public land or any river, stream or other waters or relating to environmental matters;

         (xiii) any Lien or encumbrance for the discharge of which moneys have been deposited in trust with a proper depository to apply such moneys to the discharge of such Lien or encumbrances;

         (xiv) any Lien reserved as security for rent or compliance with other provisions of the lease in case of any leasehold estate made, or existing on property acquired, in the ordinary course of business or in connection with Restricted Rentals permitted by Section 4.04; and

         (xv) purchase money indebtedness permitted by Section 4.04.

PRINCIPAL shall mean the amount of principal billed on account of Total Long-Term Debt of Borrower as computed for purposes of Form 7.

RESTRICTED RENTALS shall mean all rentals required to be paid under finance leases and charged to income, exclusive of any amounts paid under any such lease (whether or not designated therein as rental or additional rental) for maintenance or repairs, insurance, taxes, assessments, water rates or similar charges. For the purpose of this definition the term "finance lease" shall mean any lease having a rental term (including the term for which such lease may be renewed or extended at the option of the lessee) in excess of 3 years and covering property having an initial cost in excess of $250,000 other than automobiles, trucks, trailers, other vehicles (including without limitation aircraft and ships) , office, garage and warehouse space and office equipment (including without limitation computers).

SECURITY INTEREST shall mean any assignment, transfer, mortgage, hypothecation or pledge.

SUBORDINATED INDEBTEDNESS shall mean indebtedness of the Mortgagor, payment of which shall be subordinated to the prior payment of the Notes by subordination agreement in form and substance satisfactory to the Mortgagee which approval will not be unreasonably withheld.

TOTAL ASSETS shall mean an amount constituting the total assets of the Mortgagor as computed for purposes of Form 7.

TOTAL LONG-TERM DEBT shall mean an amount constituting the long- term debt of the Mortgagor as computed for purposes of Form 7.

TOTAL UTILITY PLANT shall mean the amount constituting the total utility plant of the Mortgagor computed in accordance with generally accepted accounting principles. Uniform Commercial Code shall mean the Uniform Commercial Code of any state in which any of the Mortgaged Property is located.

         SECTION 1.02. CONSTRUCTION

         a. Accounting terms not referred to above are used in this Mortgage in accordance with generally accepted accounting principles.

         b. Except as set forth in Article V, whenever this Mortgage requires the consent or approval of the Mortgagee, if there is more than one mortgagee, such consent or approval shall be given by CFC so long as CFC, or its assignee, is the noteholder of a majority of the aggregate unpaid principal balance of the Notes Outstanding and otherwise by each other noteholder having at least 10% of the aggregate unpaid principal balance of the Notes outstanding.

                                   ARTICLE II

                                    SECURITY

         SECTION 2.01. GRANTING CLAUSE. In order to secure the payment of the principal of (and premium, if any) and interest on the Notes, according to their terms, and further to secure the due performance of the covenants, agreements and provisions contained in this Mortgage and the Loan Agreements, and to declare the terms and conditions upon which the Notes are to be secured, the Mortgagor, in consideration of the premises, does hereby grant, bargain, sell, alienate, convey, assign, transfer, mortgage, hypothecate, pledge, set over and confirm unto the Mortgagee, and their respective assigns, all property, rights, privileges and franchises of the Mortgagor of every kind and description, real, personal or mixed, tangible or intangible, whether now owned or hereafter acquired by the Mortgagor, wherever located, and grants a security interest therein for the purposes herein expressed, except any Excepted Property, and including all and singular the following described property (all of which is hereinafter called the "Mortgaged Property")

                                        I

         All right title and interest of the Mortgagor in and to the electric generating plants and facilities and electric transmission and distribution lines and facilities now owned by the Mortgagor and located in the counties listed in Appendix B hereto, or hereafter constructed or acquired by the Mortgagor, wherever located, and in and to all extensions and improvements thereof and additions thereto, including any and all other property of every nature and description, used or acquired for use by the Mortgagor in connection therewith, and including, without limitation, the property described in the property schedule listed on, or attached to, Appendix B hereto;

                                       II

         All right, title and interest of the Mortgagor in, to and under any and all grants, privileges, rights of way And easements now owned, held, leased, enjoyed or exercised, or which may hereafter be owned, held, leased, acquired, enjoyed or exercised, by the Mortgagor for the purposes of, or in connection with, the construction or operation by or on behalf of the Mortgagor of electric transmission or distribution lines or systems, whether underground or overhead or otherwise, or of any electric generating plant, wherever located;

                                       III

         All right, title and interest of the Mortgagor in, to and under any and all licenses, ordinances, privileges and permits heretofore granted, issued or executed, or which may hereafter be granted, issued or executed, to it or to its assignors by the United States of America, or by any state, or by any county, township, municipality, village or other political subdivision thereof, or by any agency, board, commission or department of any of the foregoing, authorizing the construction, acquisition, or operation of electric transmission or distribution lines, or systems, or any electric generating plant or plants, insofar as the same may by law be assigned, granted, bargained, sold, conveyed, transferred, mortgaged or pledged;

                                       IV

         All right, title and interest of the Mortgagor in, to and under any and all contracts heretofore or hereafter executed by and between the Mortgagor and any person, firm, corporation or governmental body or agency providing for the purchase, sale, exchange or transmission of electric power or energy by the Mortgagor together with any and all other accounts, contract rights and general intangibles (as such terms are defined in the applicable Uniform Commercial Code) heretofore or hereafter acquired by the Mortgagor, including, without limitation, the accounts, contract rights and general intangibles described in Appendix B hereto;

                                        V

     Also, all right, title and interest of the Mortgagor in and to all other property, real or personal, tangible or intangible, of every kind, nature and description, and wheresoever situated, now owned or hereafter acquired by the Mortgagor, it being the intention hereof that all such property now owned but not specifically described herein or acquired or held by the Mortgagor after the date hereof shall be as fully embraced within and subjected to the lien hereof as if the same were now owned by the Mortgagor and were specifically described herein to the extent only, however, that the subjection of such property to the lien hereof shall not be contrary to law;

         Together with all rents, income, revenues, profits, cash, proceeds and benefits at any time derived, received or had from any and all of the above-described property or business operations of the Mortgagor, to the fullest extent permitted by law.

         PROVIDED, HOWEVER, that no automobiles, trucks, trailers, tractors or other vehicles (including, without limitation, aircraft or ships, if any) owned or used by the Mortgagor-shall be included in the Mortgaged Property.

         TO HAVE AND TO HOLD all and singular the Mortgaged Property unto the Mortgagee and their respective assigns forever, to secure equally and ratably the payment of the principal of (premium, if any) and interest on the Notes, according to their terms, without preference, priority or distinction as to interest or principal (except as otherwise specifically provided herein) or as to lien or otherwise of any Note over any other Note by reason of the priority in time of the execution, delivery or maturity thereof or of the assignment or negotiation thereof, or otherwise, and to secure the due performance of the covenants, agreements and provisions herein and in the Loan Agreements contained, and for the uses and purposes and upon the terms, conditions, provisos and agreements hereinafter expressed and declared.

                                   ARTICLE III

                                ADDITIONAL NOTES

         SECTION 3.01. ADDITIONAL NOTES. Without the prior consent of the Mortgagee, the Mortgagor may issue Additional Notes to CFC or to another lender which Notes will thereupon be secured equally and ratably with the Notes if the following requirements are satisfied:

         (1) As evidenced by a certificate of an independent accountant delivered to the Mortgagee, the Mortgagor shall have achieved (x) for each of the two calendar years preceding, or any two consecutive 12 month periods ending within 180 days preceding the issuance of such Notes, a DSC of not less than 1.35 and (y) Equity of not less than 20% of Total Assets after taking into consideration such new indebtedness and the assets created by such indebtedness;

         (2) No Event of Default or any event which with the giving of notice or lapse of time or both would become an Event of Default has occurred and is continuing hereunder; and

         (3) At least 95% of the proceeds of the borrowings represented by such Additional Notes are for the purpose of acquiring or constructing new or replacement electric utility or general plant.

The Mortgagor shall also have the right without the consent of the Mortgagee, so long as an Event of Default or any event which with the giving of notice or lapse of time or both would become an Event of Default, has not occurred and is continuing hereunder, to issue Additional Notes for the purpose of refunding or refinancing any Notes so long as the total amount of outstanding indebtedness evidenced by any such Additional Note is not greater than 105 percent of the Note being refunded or refinanced.

                                   ARTICLE IV

                      PARTICULAR COVENANTS OF THE MORTGAGOR

         The Mortgagor covenants with the Mortgagee from time to time, as follows:

         SECTION 4.01. AUTHORITY TO EXECUTE AND DELIVER NOTES AND MORTGAGES; ALL ACTION TAKEN; ENFORCEABLE OBLIGATIONS. The Mortgagor is authorized under its articles of incorporation and bylaws and all applicable laws and by corporate action to execute and deliver the Notes and any Additional Notes and this Mortgage; and the Notes and this Mortgage are, and any Additional Notes when executed and delivered will be, the valid and enforceable obligations of the Mortgagor in accordance with their respective terms.

         SECTION 4.02. AUTHORITY TO MORTGAGE PROPERTY; NO LIENS; EXCEPTION FOR PERMITTED ENCUMBRANCES; MORTGAGOR TO DEFEND TITLE AND REMOVE LIENS. The Mortgagor warrants that it has good right and lawful authority to mortgage the

Mortgaged Property for the purposes herein expressed, and that the Mortgaged Property is free and clear of any Lien, affecting the title thereto, except the lien of this Mortgage and Permitted Encumbrances. Except as to Permitted Encumbrances, the Mortgagor will, so long As any of the Notes shall be Outstanding, maintain and preserve the lien of this Mortgage superior to all other Liens affecting the Mortgaged Property and will forever warrant and defend the title to the Mortgaged Property against any and all claims and demands. Except as to Permitted Encumbrances, the Mortgagor will promptly pay or discharge any and all obligations for or on account of which any such Lien or charge might exist or could be created and any and all lawful taxes, rates, levies, assessments, Liens, claims or other charges imposed upon or accruing upon any of the Mortgagor's property (whether taxed to the Mortgagor or to the Mortgagee), or the franchises, earnings or business of the Mortgagor, as and when the same shall become due and payable; and when called upon so to do the Mortgagor will furnish to the Mortgagee adequate proof of such payment or discharge; PROVIDED, HOWEVER, that this provision shall not be deemed to require the payment or discharge of any tax, rate, levy, assessment or other governmental charge while the Mortgagor is contesting the validity thereof by appropriate proceedings in good faith and so long as it shall have set aside on its books adequate reserves with respect thereto.

         SECTION 4.03. NO ENCUMBRANCES ON PROPERTY. Except to secure loans made to the Mortgagor by the Mortgagee, the Mortgagor will not, without the prior written consent of the Mortgagee, create or incur or suffer or permit to be created or incurred or to exist any Lien, charge, assignment, pledge, mortgage on any of the Mortgaged Property prior to or on a parity with the Lien of this Mortgage except for the Permitted Encumbrances. Subject to the provisions of Section 4.04, or unless approved by the Mortgagee, the Mortgagor will purchase all materials, equipment and replacements to be incorporated in or used in connection with the Mortgaged Property outright and not subject to any conditional sales agreement, chattel mortgage, bailment, lease or other agreement reserving to the seller any right, title or Lien.

         SECTION 4.04.  ADDITIONAL PERMITTED DEBT.  Except as permitted by
Section 3.01 and the Loan Agreements, the Mortgagor shall not incur, assume, guarantee or otherwise become liable in respect of any debt (including Subordinated Indebtedness) other than the following: ("Permitted Debt")

                  (1) Purchase money indebtedness in non-electric utility property, in an amount not exceeding 10% of Total Utility Plant or 50% of Equity, whichever is greater;

                  (2) Restricted Rentals in an amount not to exceed 5% of Equity -during any 12 consecutive calendar month period;

                  (3) Unsecured current debt and lease obligations incurred in the ordinary course of business including accounts payable for goods and services; and

                  (4)      Unsecured indebtedness.

         SECTION 4.05. PAYMENT OF NOTES. The Mortgagor will duly and punctually pay the principal of (premium, if any) and interest on the Notes at the dates and places and in the manner provided therein, and all other sums becoming due hereunder.

         SECTION 4.06. PRESERVATION OF CORPORATE EXISTENCE AND FRANCHISES. The Mortgagor will, so long as any of the Notes are outstanding, take or cause to be taken all such action as from time to time may be necessary to preserve its corporate existence and to preserve and renew all franchises, rights of way, easements, permits, and licenses now or hereafter to be granted or upon it conferred, and will comply with all valid laws, ordinances, regulations, and requirements applicable to it or its property.

         SECTION 4.07. MAINTENANCE OF MORTGAGED PROPERTY. So long as the Mortgagor holds title to the Mortgaged Property, the Mortgagor will at all times maintain and preserve the Mortgaged Property and each and every part and parcel thereof in good repair, working order and condition, ordinary wear and tear and acts of God excepted, and in compliance with all applicable laws, regulations and orders, and will from time to time make all needed and proper repairs, renewals, and replacements, and useful and proper alterations, additions, betterments and improvements, and will, subject to contingencies beyond its reasonable control, at all times keep its plant and properties in continuous operating condition and use all reasonable diligence to furnish the consumers served by it through the Mortgaged Property, or any part thereof, with an adequate supply of electric energy and other services furnished by the Mortgagor. If any substantial part of the Mortgaged Property is leased by the Mortgagor to any other party, the lease agreement between the Mortgagor and the lessee shall obligate the lessee to comply with the provisions of this Section in respect of the leased facilities and permit the Mortgagor-to operate the leased facilities in the event of any failure by the lessee to so comply.

         SECTION 4.08. INSURANCE; RESTORATION OF DAMAGED MORTGAGED PROPERTY. The Mortgagor will take out, as the respective risks are incurred, and maintain the classes and amounts of insurance in conformance with generally accepted utility industry standards for such classes and amounts of coverages of utilities of the size and character of the Mortgagor.

         The foregoing insurance coverage shall be obtained by means of bond and policy forms approved by regulatory authorities, and, with respect to insurance upon any part of the Mortgaged Property, shall provide that the insurance shall be payable to the Mortgagee as their interest may appear by means of the standard mortgagee clause without contribution. Each policy or other contract for such insurance shall contain an agreement by the insurer that, notwithstanding any right of cancellation reserved to such insurer, such policy or contract shall continue in force for at least thirty (30) days after written notice to the Mortgagee of cancellation.

         In the event of damage to or the destruction or loss of any portion of the Mortgaged Property which shall be covered by insurance, unless the Mortgagee shall otherwise agree, the Mortgagor shall replace or restore such damaged, destroyed or lost portion so that the Mortgaged Property shall be in substantially the same condition as it was in prior to such damage, destruction or loss, and shall apply the proceeds of the insurance for that purpose. The Mortgagor shall replace the lost portion of the Mortgaged Property or shall commence such restoration promptly after such damage, destruction or loss shall have occurred and shall complete such replacement or restoration as expeditiously as practicable, and shall pay or cause to be paid out of the proceeds of such insurance all costs and expenses in connection therewith so that such replacement or restoration shall be so completed that the portion of the Mortgaged Property so replaced or restored shall be free and clear of all mechanics' liens and other claims.

         Sums recovered under any policy or fidelity bond by the Mortgagor for a loss of funds advanced under the Notes or recovered by the Mortgagee for any loss under such policy or bond shall, unless otherwise directed by the Mortgagee, be applied to the prepayment of the Notes PRO RATA according to the unpaid principal amounts thereof (such prepayments to be applied to such notes and installments thereof as may be designated by the Mortgagee at the time of any such prepayment), or be used to construct or acquire facilities which will become part of the Mortgaged Property. At the request of the Mortgagee, the Mortgagor shall exercise such rights and remedies which it may have under such policy or fidelity bond and which may be designated by the Mortgagee, and the Mortgagor hereby irrevocably appoints the Mortgagee as its agent to exercise such rights and remedies under such policy or bond as the Mortgagee may choose, and the Mortgagor shall pay all costs and expenses incurred by the Mortgagee in connection with such exercise.

         SECTION 4.09. MORTGAGEE RIGHT TO EXPEND MONEY TO PROTECT MORTGAGED PROPERTY. The Mortgagor agrees that the Mortgagee from time to time hereunder may, in its sole discretion, after having given five (5) Business Days prior written notice to Mortgagor, but shall not be obligated to, advance funds on behalf of Mortgagor, in order to insure Mortgagor compliance with any covenant, warranty, representation or agreement of Mortgagor made in or pursuant to this Mortgage or any of the Loan Agreements, to preserve or protect any right or interest of the Mortgagee in the Mortgaged Property or under or pursuant to this Mortgage or any of the Loan Agreements, including without limitation, the payment of any insurance premiums or taxes and the satisfaction or discharge of any judgment or any Lien upon the Mortgaged Property or other property or assets of Mortgagor; PROVIDED, HOWEVER, that the making of any such advance by the Mortgagee shall not constitute a waiver by the Mortgagee of any Event of Default with respect to which such advance is made nor relieve the Mortgagor of any such Event of Default. The Mortgagor shall pay to the Mortgagee upon demand all such advances made by the Mortgagee with interest thereon at a rate equal to the Mortgagee's rate at such time for short-term loans but in no event shall such rate be in excess of the maximum rate permitted by applicable law. All such advances shall be included in the obligations and secured by the security interest granted hereunder.

         SECTION 4.10. FURTHER ASSURANCES. Upon the request of any Mortgagee hereunder, the Mortgagor shall promptly execute, acknowledge or deliver, or cause to be executed, acknowledged or delivered to such Mortgagee supplements here to and/or financing statements and other instruments and documents as may be requested by such Mortgagee to protect and preserve the Mortgaged Property, perfection of such Mortgagee's security interest therein and/or such Mortgagee's rights and remedies hereunder.

         SECTION 4.11. APPLICATION OF PROCEEDS FROM CONDEMNATION. In the event that the Mortgaged Property or any part thereof, shall be taken under the power of eminent domain, all proceeds and avails there from may be used to finance construction of facilities secured or to be secured by this Mortgage. Any proceeds not so used shall forthwith be applied by the
Mortgagor: first, to the ratable payment of any indebtedness secured by this Mortgage other than principal of or interest on the Notes; second, to the ratable payment of interest which shall have accrued on the Notes and be unpaid; third, to the ratable payment of or on account of the unpaid principal of the Notes, to such installments thereof as may be designated by the respective Mortgagee at the time of any such payment.

         SECTION 4.12. COMPLIANCE WITH LOAN AGREEMENTS; NOTICE OF AMENDMENTS TO AND DEFAULTS UNDER LOAN AGREEMENTS. The Mortgagor will observe and perform all of the covenants, agreements, terms and conditions contained in any Loan Agreement entered into in connection with the issuance of any of the Notes, as from time to time amended. The Mortgagor will send promptly to each mortgagee notice of any default by the Mortgagor under any Loan Agreement and notice of any amendment to any Loan Agreement.

         SECTION 4.13. RIGHTS OF WAY, ETC. The Mortgagor will use its best efforts to obtain all such rights of way, easements from landowners and releases from lien holders as shall be necessary or advisable in the conduct of its business, and, if requested by the Mortgagee, deliver to the Mortgagee evidence satisfactory to it of the obtaining of such rights of way, easements or releases.

                                    ARTICLE V

                            REMEDIES OF THE MORTGAGEE

         SECTION 5.01. EVENTS OF DEFAULT: Each of the following shall be an Event of Default:

                  (a) default shall be made in the payment of any installment of or on account of interest on or principal of (or premium, if any associated with) any Note or Notes for more than five (5) Business Days after the same shall be required to be made;

                  (b) default shall be made in the due observance or performance of any other of the covenants, conditions or agreements on the part of the Mortgagor, in any of the Notes, Loan Agreements or in this Mortgage, and such default shall continue for a period of sixty (60) days after written notice specifying such default and requiring the same to be remedied shall have been given to the Mortgagor by the Mortgagee;

                  (c) the Mortgagor shall file a petition in bankruptcy or be adjudicated a bankrupt or insolvent, or shall make an assignment for the benefit of its creditors, or shall consent to the appointment of a receiver of itself or of its property, or shall institute proceedings for its reorganization or proceedings instituted by others for its reorganization shall not be dismissed within sixty (60) days after the institution thereof;

                  (d) a receiver or liquidator of the Mortgagor or of any substantial portion of its property shall be appointed and the order appointing such receiver or liquidator shall not be vacated within sixty (60) days after the entry thereof;

                  (e) the Mortgagor shall forfeit or otherwise be deprived of its corporate charter or franchises, permits, easements, or licenses required to carry on any material portion of its business;

                  (f) a final judgment shall be entered against the Mortgagor and shall remain unsatisfied or without a stay in respect thereof for a period of sixty (60) days; or,

                  (g) any representation or warranty made by the Mortgagor herein, in the Loan Agreements or in any certificate or financial statement delivered hereunder or thereunder shall prove to be false or misleading in any material respect.

         SECTION 5.02.  ACCELERATION OF MATURITY; RESCISSION AND
AMENDMENT.

                  (a) If an Event of Default described in Section 5.01(a) has occurred and is continuing, any mortgagee upon which such default has occurred may declare the principal of, and any other amounts due on account of, all its Notes secured hereunder to be due and payable immediately by a notice in writing to the Mortgagor and to all other mortgagees (failure to provide said notice to all other mortgagees shall not effect the validity of any acceleration of the Note or Notes by such mortgagee), and upon such declaration, all unpaid principal (premium, if any) and accrued interest so declared shall become due and payable immediately, anything contained herein or in any Note or Notes to the contrary notwithstanding. Upon receipt of actual knowledge of or any notice of acceleration by any mortgagee, any other mortgagee may declare the principal of all of its Notes to be due and payable immediately by a notice in writing to the Mortgagor and upon such declaration, all unpaid principal (premium, if any) and accrued interest so declared shall become due and payable immediately, anything contained herein or in any Note or Notes to the contrary notwithstanding.

                  (b) If any other Event of Default shall have occurred and be continuing, the Mortgagee may declare the principal (premium, if any) and accrued interest on all Notes secured by this Mortgage due and payable and upon such declaration, all unpaid principal (premium, if any) and interest so declared shall become due and payable immediately, anything contained herein or in any Note or Notes to the contrary notwithstanding. Should the Mortgagee not take action to accelerate the Notes within thirty (30) days after an Event of Default, any mortgagee shall have the right to declare the principal (premium, if any) and accrued interest on all Notes secured by this Mortgage due and payable and upon such declaration, all unpaid principal (premium, if any) and interest so declared shall become due and payable immediately, anything contained herein or in any Note or Notes to the contrary notwithstanding.

                  (c) If at any time after the unpaid principal of (premium, if any) and accrued interest on any of the Notes shall have been so declared to be due and payable, all payments in respect of principal and interest which shall have become due and payable by the terms of such Note or Notes (other than amounts due as a result of the acceleration of the Notes) shall be paid to the respective mortgagee, and all other defaults hereunder and under the Notes shall have been made good and secured to the satisfaction of each of the mortgagees, then and in every such case, a mortgagee who shall have declared the principal of (premium, if any) and interest on Notes held by such mortgagee to be due and payable may, by written notice to the Mortgagor, annul such declaration and waive such default and the consequences thereof, but no such waiver shall extend to or affect any subsequent default or impair any right consequent thereon.

         SECTION 5.03. REMEDIES OF MORTGAGEE. if one or more of the Events of Default shall occur and be continuing, the Mortgagee personally or by attorney, in its or their discretion, may, on behalf of all of the noteholders, in so far as not prohibited by law:

                  (a) take immediate possession of the Mortgaged Property, collect and receive all credits, outstanding accounts and bills receivable of the Mortgagor and all rents, income, revenues and profits pertaining to or arising from the Mortgaged Property, or any part thereof, whether then past due or accruing thereafter, and issue binding receipts therefor; and manage, control and operate the Mortgaged Property as fully as the Mortgagor might do if in possession thereof, including, without limitation, the making of all repairs or replacements deemed necessary or advisable;

                  (b) proceed to protect and enforce the rights of the Mortgagee and the rights of each mortgagee by suits or actions in equity or at law in any court or courts of competent jurisdiction, whether for specific performance of any covenant or any agreement contained herein or in aid of the execution of any power herein granted or for the foreclosure hereof or hereunder or for the sale of the Mortgaged Property, or any part thereof, or to collect the debts hereby secured or for the enforcement of such other or additional appropriate legal or equitable remedies as may be deemed necessary or advisable to protect and enforce the rights and remedies herein granted or conferred, and in the event of the institution of any such action or suit the mortgagee instituting such action or suit shall have the right to have appointed a receiver of the Mortgaged Property and of all rents, income, revenues and profits pertaining thereto or arising therefrom, whether then past due or accruing after the appointment of such receiver, derived, received or had from the time of the commencement of such suit or action, and such receiver shall have all the usual powers and duties of receivers in like and similar cases, to the fullest extent permitted by law, and if application shall be made for the appointment of a receiver the Mortgagor hereby expressly consents that the court to which such application shall be made may make said appointment; and

                  (c) sell or cause to be sold all and singular the Mortgaged Property or any part thereof, and all right, title, interest, claim and demand of the Mortgagor therein or thereto, at public auction at such place in any county in which the property to be sold, or any part thereof, is located, at such time and upon such terms as may be specified in a notice of sale, which shall state the time when and the place where the sale is to be held, shall contain a brief general description of the property to be sold, and shall be given by mailing a copy thereof to the Mortgagor at least fifteen (15) days prior to the date fixed for such sale and by publishing the same once in each week for two successive calendar weeks prior to the date of such sale in a newspaper of general circulation published in said county or, if no such newspaper is published in such county, in a newspaper of general circulation in such county, the first such publication to be not less than fifteen (15) days nor more than thirty (30) days prior to the date fixed for such sale. Any sale to be made under this subparagraph (c) of this Section 5.03 may be adjourned from time to time by announcement at the time and place appointed for such sale or for such adjourned sale or sales, and without further notice or publication the sale may be had at the time and place to which the same shall be adjourned; PROVIDED, HOWEVER, that in the event another or different notice of sale or another or different manner of conducting the same shall be required by law the notice of sale shall be given or the sale be conducted, as the case may be, in accordance with the applicable provisions of law. The expense incurred by such mortgagee (including, but not limited to, receiver's fees, counsel fees, cost of advertisement and agents' compensation) in the exercise of any of the remedies provided in this Mortgage shall be secured by this Mortgage.

         SECTION 5.04. APPLICATION OF PROCEEDS FROM REMEDIAL ACTIONS. Any proceeds or funds arising from the exercise of any rights or the enforcement of any remedies herein provided after the payment or provision for the payment of any and all costs and expenses in connection with the exercise of such rights or the enforcement of such remedies shall be applied first, to the ratable payment of indebtedness hereby secured other than the principal of or interest on the Notes; second, to the ratable payment of interest which shall have accrued on the Notes and which shall be unpaid; third, to the ratable payment of or on account of the unpaid principal of the Notes; and the balance, if any, shall be paid to whosoever shall be entitled thereto.

         SECTION 5.05. REMEDIES CUMULATIVE; NO ELECTION. Every right or remedy herein conferred upon or reserved to the Mortgagee shall be cumulative and shall be in addition to every other right and remedy given hereunder or now or hereafter existing at law, or in equity, or by statute. The pursuit of any right or remedy shall not be construed as an election.

         SECTION 5.06. WAIVER OF APPRAISEMENT RIGHTS. The Mortgagor, for itself and all who may claim through or under it, covenants that it will not at any time insist upon or plead, or in any manner whatever claim, or take the benefit or advantage of, any appraisement, valuation, stay, extension or redemption laws now or hereafter in force in any locality where any of the Mortgaged Property may be situated, in order to prevent, delay or hinder the enforcement or foreclosure of this Mortgage, or the absolute sale of the

Mortgaged Property, or any part thereof, or the final and absolute putting into possession thereof, immediately after such sale, of the purchaser or purchasers thereat, and the Mortgagor, for itself and all who may claim through or under it, hereby waives the benefit of all such laws unless such waiver shall be forbidden by law.

         SECTION 5.07. NOTICE OF DEFAULT. The Mortgagor covenants that it will give immediate written notice to the Mortgagee of the occurrence of an Event of Default or in the event that any right or remedy described in Sections 5.02 and 5.03 hereof is exercised or enforced or any action i. taken to exercise or enforce any such right or remedy.

                                   ARTICLE VI

                   POSSESSION UNTIL DEFAULT-DEFEASANCE CLAUSE

         SECTION 6.01. POSSESSION UNTIL DEFAULT. Until some one or more of the Events of Default shall have happened, the Mortgagor shall be suffered and permitted to retain actual possession of the Mortgaged Property, and to manage, operate and use the same and any part thereof, with the rights and franchises appertaining thereto, and to collect, receive, take, use and enjoy the rents, revenues, issues, earnings, income, products and profits thereof or therefrom, subject to the provisions of this Mortgage.

         SECTION 6.02. DEFEASANCE. If the Mortgagor shall pay or cause to be paid the whole amount of the principal of (premium, if any) and interest on the Notes at the times and in the manner therein provided, and shall also pay or cause to be paid all other sums payable by the Mortgagor hereunder or under any applicable Loan Agreement and shall keep and perform, all covenants herein required to be kept and performed by it, then and in that case, all property, rights and interest hereby conveyed or assigned or pledged shall revert to the Mortgagor and the estate, right, title and interest of the Mortgagee shall thereupon cease, determine and become void and the Mortgagee, in such case, on written demand of the Mortgagor but at the Mortgagor's cost and expense, shall enter satisfaction of the Mortgage upon the record. In any event, each mortgagee, upon payment in full to such mortgagee by the Mortgagor of all Principal of (premium, if any) and interest on any Note held by such mortgagee and the payment and discharge by the Mortgagor of all charges due to such mortgagee hereunder or under any applicable Loan Agreement, shall execute and deliver to the Mortgagor such instrument of satisfaction, discharge or release as shall be required by law in the circumstances.

                                   ARTICLE VII

                                  MISCELLANEOUS

         SECTION 7.01. PROPERTY DEEMED REAL PROPERTY. It is hereby declared to be the intention of the Mortgagor that any electric generating plant or plants and facilities and all electric transmission and distribution lines, or other electric or non- electric systems and facilities, embraced in the Mortgaged Property, including, without limitation, all rights of way and easements granted or given to the Mortgagor or obtained by it to use real property in connection with the construction, operation or maintenance of such plant, lines, facilities or systems, and all other property physically attached to any of the foregoing, shall be deemed to be real property.

         SECTION 7.02. MORTGAGE TO BIND AND BENEFIT SUCCESSORS AND ASSIGNS. All of the covenants, stipulations, promises, undertakings and agreements herein contained by or on behalf of the Mortgagor shall bind its successors and assigns, whether so specified or not, and all titles, rights and remedies hereby granted to or conferred upon the Mortgagee shall pass to and inure to the benefit of the successors and assigns of the Mortgagee and shall be deemed to be granted or conferred for the ratable,benefit and security of all who shall from time to time be a mortgagee. The Mortgagor hereby agrees to execute such consents, acknowledgements and other instruments as may be reasonably requested by the Mortgagee in connection with the assignment, transfer, mortgage, hypothecation or pledge of the rights or interests of the Mortgagee hereunder or under the Notes or in and to any of the Mortgaged Property.

         SECTION 7.03. HEADINGS. The descriptive headings of the various articles of this Mortgage were formulated and inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         SECTION 7.04. NOTICES. All demands, notices, reports, approvals, designations, or directions required or permitted to be given hereunder shall be in writing and shall be deemed to be properly given if sent by registered or certified mail, postage prepaid, or delivered by hand, or sent by facsimile transmission, receipt confirmed, addressed to the proper party or parties at the following address:

         As to the Mortgagor:            CAP ROCK ELECTRIC COOPERATIVE, INC.
                                         500 West Wall, Suite 400
                                         Midland, Texas 79701

         As to the Mortgagee:            NATIONAL RURAL UTILITIES
                                         COOPERATIVE FINANCE CORPORATION
                                         Woodland Park
                                         2201 Cooperative Way
                                         Herndon, Virginia 22071
                                         Fax:     (703) 709-6776

                                         Attention: Governor

and as to any other person, firm, corporation or governmental body or agency having an interest herein by reason of being a Mortgagee, at the last address designated by such person, firm, corporation, governmental body or agency to the Mortgagor and the Mortgagee. Any such party may from time to time designate to each other a new address to which demands, notices, reports, approvals, designations or directions may be addressed, and from and after any such designation the address designated shall be deemed to be the address of such party in lieu of the address given above.

         SECTION 7.05. SEVERABILITY. The invalidity of any one or more phrases, clauses, sentences, paragraphs or provisions of this Mortgage shall not affect the remaining portions hereof, nor shall any invalidity as to any mortgagee hereunder affect the rights hereunder of any other mortgagee.

         SECTION 7.06 MORTGAGE DEEMED SECURITY AGREEMENT. To the extent that any of the property described or referred to in this Mortgage is governed by the provisions of the Uniform Commercial Code this Mortgage is hereby deemed a "security agreement" under the Uniform Commercial Code, and a "financing statement" under the Uniform Commercial Code for said security agreement. The mailing addresses of the Mortgagor as debtor, and any mortgagee as secured party are as set forth in Section 7.04 hereof.

         SECTION 7.07. INDEMNIFICATION BY MORTGAGOR OF MORTGAGEE. The Mortgagor agrees to indemnify and save harmless the Mortgagee against any liability or damages which any of them may incur or sustain in the exercise and performance of their rightful powers and duties hereunder. For such reimbursement and indemnity, the Mortgagee shall be secured under this Mortgage in the same manner as the Notes and all such reimbursements for expense or damage shall be paid to the Mortgagee incurring or suffering the same with interest at the rate specified in Section 4.09 hereof.

         IN WITNESS WHEREOF, CAP ROCK ELECTRIC COOPERATIVE, INC., as Mortgagor, has caused this Second Restated Mortgage and Security Agreement to be signed in its name and its corporate seal to be hereunto affixed and attested-by its officers thereunto duly authorized, and NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, as Mortgagee, has caused this Second Restated Mortgage and Security Agreement to be signed in its name and its corporate seal to be hereunto affixed and attested by its officers thereunto duly authorized, all as of the day and year first above written.

                                            CAP ROCK ELECTRIC COOPERATIVE, INC.
(SEAL)
                                            By: /s/ Russell E. Jones
                                               -----------------------------
                                                  Russell E. Jones
                                                 Chairman of the Board


Attest: /s/ Alfred J. Schwartz
       ------------------------------

Title:
       ------------------------------


Executed by the Mortgagor
in the presence of

/s/ ILLEGIBLE
-------------------------------------

/s/ ILLEGIBLE
-------------------------------------
       Witnesses



                                               NATIONAL RURAL UTILITIES
                                               COOPERATIVE FINANCE CORPORATION

                                               By: /s/ ILLEGIBLE
                                                  ----------------------------
                                                    for Governor


ATTEST: /s/ ILLEGIBLE
       ------------------------------

Title: Assistant Secretary Treasurer
       ------------------------------


Executed by the Mortgagee
in the presence of:

/s/ Carmen Bennett
-------------------------------------

/s/ Jan J. Hill
-------------------------------------
            Witnesses

                                   APPENDIX A

1.       The Maximum Debt Limit is not applicable.

2. The Original Mortgage as described in the first WHEREAS clause above is Restated Mortgage and Security Agreement dated as of March 30, 1993.

3. The outstanding secured indebtedness described in the second WHEREAS clause above as evidenced by the Original Notes is as follows:

======================================================================================================
                                                              Original
Note Designation                   Loan Agreement             Principal Amount          Maturity Date
======================================================================================================
Cap Rock Electric Cooperative, Inc.
------------------------------------------------------------------------------------------------------
9002                               9/21/88                    158,000                   10/21/2009
------------------------------------------------------------------------------------------------------
9004                               9/21/88                    565,000                   8/14/2010
------------------------------------------------------------------------------------------------------
9008                               9/21/88                    2,330,000                 7/27/2013
------------------------------------------------------------------------------------------------------
9012                               9/21/88                    3,692,000                 3/18/2017
------------------------------------------------------------------------------------------------------
9013                               9/21/88                    4,186,316                 9/24/2020
------------------------------------------------------------------------------------------------------
9014                               4/19/89                    5,161,290                 9/25/2022
------------------------------------------------------------------------------------------------------
9015                               4/19/89                    4,000,000                 9/25/2022
------------------------------------------------------------------------------------------------------
9016                               4/19/89                    4,000,000                 9/25/2022
------------------------------------------------------------------------------------------------------
9017                               4/19/89                    4,000,000                 9/25/2022
------------------------------------------------------------------------------------------------------
9018                               3/22/90                    4,301,075                 3/22/2025
------------------------------------------------------------------------------------------------------
9019                               3/22/90                    2,365,591                 3/22/2025
------------------------------------------------------------------------------------------------------
9020                               3/22/90                    4,301,075                 3/22/2025
------------------------------------------------------------------------------------------------------
9021                               3/22/90                    3,763,441                 3/22/2025
------------------------------------------------------------------------------------------------------
9022                               3/22/90                    3,225,806                 3/22/2025
------------------------------------------------------------------------------------------------------
9024                               3/10/92                    846,411                   3/10/2027
------------------------------------------------------------------------------------------------------
9025                               3/10/92                    846,411                   3/10/2027
------------------------------------------------------------------------------------------------------
9026                               3/10/92                    846,411                   3/10/2027
------------------------------------------------------------------------------------------------------
9027                               3/10/92                    846,411                   3/10/2027
------------------------------------------------------------------------------------------------------
Lone Wolf Electric Cooperative, Inc.
------------------------------------------------------------------------------------------------------
9028                               3/30/93                    10,000                    2/17/2007
------------------------------------------------------------------------------------------------------
9030                               3/30/93                    146,000                   10/16/2014
------------------------------------------------------------------------------------------------------
9031                               3/30/93                    641,000                   6/4/2016
------------------------------------------------------------------------------------------------------
9034                               3/30/93                    4,268,617                 3/30/2028
------------------------------------------------------------------------------------------------------
9035                               3/30/93                    4,268,617                 3/30/2028
------------------------------------------------------------------------------------------------------
9036                               3/30/93                    4,268,617                 3/30/2028
------------------------------------------------------------------------------------------------------
9037                               3/30/93                    4,268,617                 3/30/2028
------------------------------------------------------------------------------------------------------
9039                               12/13/94                   5,072,000                 12/13/2029
------------------------------------------------------------------------------------------------------
9040                               12/13/94                   5,072,000                 12/13/2029
------------------------------------------------------------------------------------------------------
9041                               12/13/94                   5,072,000                 12/13/2029
------------------------------------------------------------------------------------------------------
9043                               10/24/95                   15,000,000                10/24/2005
------------------------------------------------------------------------------------------------------


======================================================================================================
Original
Note Designation                   Loan Agreement             Principal Amount          Maturity Date
======================================================================================================
                                                                                                  ns Cooperative
------------------------------------------------------------------------------------------------------
10-49-044-C-9005                   2/21/86                    $743,617                  4/23/2021
------------------------------------------------------------------------------------------------------

                        APPENDIX B - - PROPERTY SCHEDULE

         (a) The counties referred to in Section 2.01 are Andrews, Borden, Collin, Dawson, Ector, Fannin, Fisher, Glasscock, Howard, Hunt, Irion, Martin, Midland, Mitchell, Nolan, Reagan, Scurry, Sterling, Tom Green and Upton in the state of Texas.

         (b) The property referred to in the Granting clause includes the following:



                                  SEE ATTACHED

                        APPENDIX C - - EXCEPTED PROPERTY


                                 NOT APPLICABLE

STATE OF TEXAS        )
         -------------

COUNTY OF MIDLAND     )
          ------------

         On this 24TH day of OCTOBER , 1995, before me appeared RUSSEL E. JONES and ALFRED J. personally known, by me and having been duly sworn by me did say that they are the Chairman of the Board and Secretary, respectively, of Cap Rock Electric Cooperative, Inc., a Texas corporation, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors, and said S.W. BUCHANNAN and H.F. DUNN acknowledged that the execution of said instrument was a free act and deed of said corporation.

         IN WITNESS whereof, I have hereunto set my hand and official seal the day and year last above written.


---------------------------------
            RONALD W. LYON                           /s/ Ronald W. Lyon
[SEAL]       NOTARY PUBLIC                        ---------------------------
            STATE OF TEXAS                              Notary Public
       Commission Expires 3-29-97
---------------------------------




My commission expires:

COMMONWEALTH OF VIRGINIA ) SS

         BEFORE ME, a Notary Public, in and for the Commonwealth of Virginia, appeared in person G.V. BEER , signing for the Governor of the National Rural Utilities Cooperative Finance Corporation, to me personally known, and known to be the identical person who subscribed the name of said corporation to the foregoing instrument, being by me duly sworn, and who stated that she/he is duly authorized to execute the foregoing instrument on behalf of said corporation, and further stated and acknowledged that she/he executed the foregoing instrument as a free and voluntary act and deed of said corporation for the consideration therein mentioned and set forth.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this 20TH day of OCTOBER , 1995.


                                                 /s/ Susan Smallwood
                                             ---------------------------
                                                    Notary Public
(Notarial Seal)

My Commission expires:
                        January 31, 1998

                          SECOND DEED OF TRUST ADDENDUM

                                       TO

                         MORTGAGE AND SECURITY AGREEMENT


This Second Deed of Trust Addendum to Mortgage and Security Agreement (referred to herein as the "Deed of Trust") is attached to and is made a part of the Second Mortgage and Security Agreement dated as of the 7 day of October, 1995 (the "Mortgage") made by and between CAP ROCK ELECTRIC COOPERATIVE, INC. (referred to in the Mortgage as the "Mortgagor") and NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION (referred to in the Mortgage as the. "Mortgagee").

         The purpose of this Deed of Trust is to grant to Mortgagee, in addition to the liens contained in the Mortgage, a deed of trust lien in and to the real property, improvements, fixtures, appurtenances and other properties which make up the Mortgaged Property (as that term is defined in the Mortgage, but as modified pursuant to Section 1 below). The liens granted in this Deed of Trust shall be in addition to, and not in lieu of, the liens and security interests granted in the Mortgage.

         For purposes of the liens granted as set forth below, in addition to any defined terms set forth in the Mortgage (which defined terms shall have the same meanings when used herein) or elsewhere in this Deed of Trust, the following definitions shall apply:

Grantor:           Cap Rock Electric Cooperative, Inc.
                   500 West Wall, Suite 400
                   Midland, Texas 79701

Beneficiary:       National Rural Utilities Cooperative Finance Corporation
                   Woodland Park
                   2201 Cooperative Way
                   Herndon, VA 22071-3025

Trustee:           Steven T. Berman

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed, the undersigned parties do hereby agree as follows:

     SECTION 1. MORTGAGED PROPERTY. The Mortgaged Property shall include, in addition to the properties described in the Mortgage, the properties as described in Schedule 1 hereto.

     SECTION 2. CONVEYANCE IN TRUST. Grantor hereby conveys the Mortgaged Property to Trustee in trust, with power of sale, TO HAVE AND TO HOLD the Mortgaged Property, together with the rights, privileges, and appurtenances thereto belonging, unto Trustee and Trustee's substitutes or successors forever. Grantor binds itself and its legal representatives, successors and assigns to WARRANT AND FOREVER DEFEND the Mortgaged Property unto the Trustee, and the Trustee's substitutes or successors and assigns, against the claim or claims of all persons claiming or to claim the same or any part thereof.

     SECTION 3. INDEBTEDNESS SECURED. The liens granted in this Deed of Trust shall secure the payment of the principal of and interest on the CFC Notes, according to their terms, and further to secure the due performance of covenants, agreements and provisions contained in the Mortgage and this Deed of Trust, and the CFC Loan Agreements (hereinafter referred to as the "Indebtedness").

     SECTION 4. REMEDIES UPON EVENTS OF DEFAULT. Upon the occurrence of any of the Events of Default, Beneficiary may proceed with foreclosure and enforce its rights and remedies under the following terms and conditions:

     (a) NOTICE OF SALE - Notice of sale of all or part of the Mortgaged Property by the Trustee shall be given by posting written notice thereof at the courthouse door (or other area in the courthouse as may be designated for such public notices) of the county in which the sale is to be made, and by filing a copy of the notice in the office of the county clerk of the county in which the sale is to be made, at least twenty-one (21) days preceding the date of the sale, and if the Mortgaged Property to be sold is in more than one county a notice shall be posted at the courthouse door (or other area in the courthouse as may be designated for such public notices) and filed with the county clerk of each county in which the Mortgaged Property to be sold is situated. In addition, Beneficiary shall, at least twenty-one (21) days preceding the date of sale, serve written notice of the proposed sale by certified mail on Grantor and each debtor obligated to pay the Indebtedness secured hereby according to the records of Beneficiary. Service of such notice shall be completed upon deposit of the notice, enclosed in a postpaid wrapper, properly addressed to such debt?or at the most recent address as shown by the records of Beneficiary, in a post office or official depository under the care and custody of the United States Postal Service. The affidavit of any person having knowledge of the facts to the effect that such service was completed shall be prima facie evidence of the fact of service. Any notice that is required or permitted to be given to Grantor may be addressed to Grantor at Grantor's address as stated in this Deed of Trust. Any notice that is to be given by certified mail to any other debtor may, if no address for such other debtor is shown by the records of Beneficiary, be addressed to such other debtor at the address of Grantor as is shown by the records of Beneficiary. Notwithstanding the foregoing provisions of this Section, notice of such sale given in accordance with the requirements of the applicable laws of the State of Texas in effect at the time of such sale shall constitute sufficient notice of such sale.

     (b) TRUSTEE'S SALE - Beneficiary may require the Trustee to sell all or part of the Mortgaged Property, at public auction, to the highest bidder, for cash, at the county courthouse of the county in Texas in which the Mortgaged Property is located and if the Mortgaged Property is located in more than one county such sale or sales may be made at the courthouse in any county in which the Mortgaged Property is situated. All sales shall take place at such area of the courthouse as shall be properly designated from time to time by the commissioners court (or, if not so designated by the commissioners court, at such other area in the courthouse as may be provided in the notice of sale hereinafter described) of the specified county, between the hours of 10:00 o'clock a.m. and 4:00 o'clock p.m. (the commencement of such sale to occur within three hours following the time designated in the above described notice of sale as the earliest time at which such sale shall occur, if required by applicable law) on the first Tuesday of any month, after giving notice of the time, place and terms of said sale (including the earliest time at which such sale shall occur) and of the Mortgaged Property to be sold in the manner hereinafter described. Trustee may sell all or any port ion of the Mortgaged Property, together or in lots or parcels. Beneficiary may bid and become the purchaser of all or any part of the Mortgaged Property at any trustee's or foreclosure sale hereunder, and the amount of Beneficiary's successful bid may be credited on the Indebtedness.

     (c) PARTIAL SALES - The sale by Trustee of less than the whole of the Mortgaged Property shall not exhaust the power of sale herein granted, and Trustee is specifically empowered to make successive sales under such power until the whole of the Mortgaged Property shall be sold; and if the proceeds of such sale of less than the whole of the Mortgaged Property shall be less than the aggregate of Indebtedness and expenses thereof, this Deed of Trust and the lien, security interest and assignment hereof shall remain in full force and effect as to the unsold portion of the Mortgaged Property just as though no sale had been made; provided, however, that Grantor shall never have any right to require the sale of less than the whole of the Mortgaged Property, but Beneficiary shall have the right, at its sole election, to request Trustee to sell less than the whole of the Mortgaged Property. If there is a default on the payment of any installment on any Portion of the Indebtedness, and Beneficiary elects not to accelerate the unpaid balance of the Note or~Indebtedness, Beneficiary shall have the option to proceed with foreclosure in satisfaction of such unpaid installment or other amount either through judicial proceedings or by directing Trustee to proceed as if under a full foreclosure, conducting the sale as herein provided without declaring the entire Indebtedness due. It is agreed that such sale, if so made, shall not in any manner affect the unmatured part of the Indebtedness, but as to such unmatured part this Deed of Trust shall remain in full force and effect as though no-sale had been made under the provisions of this Section. Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the Indebtedness.

     (d) FORECLOSURE OF ALL MORTGAGED PROPERTY - The Mortgaged Property may be sold in one or more public sales pursuant to Texas Property Code Section
51.002 and Texas UCC Section 9.504(d). Grantor and all persons obligated to pay the Indebtedness agree that notice of sale of the Mortgaged Property provided pursuant to paragraph (a) above and pursuant to Texas Property Code
Section 51.002 is and shall constitute commercially reasonable notice of the Mortgaged Property or any part of the Mortgaged Property. Beneficiary shall also be entitled to foreclose its security interests against any personal property in accordance with any other rights and remedies Beneficiary may have as a secured party under the Texas UCC.

     (e) TRUSTEE'S DEED - Trustee shall deliver to the purchaser a Trustee's deed and such other assignments and documents of transfer and sale as Trustee may deem necessary conveying the Mortgaged Property so sold in fee simple with covenants of general warranty. Grantor covenants and agrees to defend generally the purchaser's title to the Mortgaged Property against all claims and demands.

     (f) PROCEEDS OF SALE - Trustee shall apply the proceeds of the sale in the following order: (a) to all reasonable costs and expenses of the sale, including but not limited to, reasonable Trustee's fees and attorney's fees and costs of title evidence; (b) to all sums secured by this Deed of Trust in such order as Beneficiary, in Beneficiary's sole discretion, directs; and (c) the excess, if any, to the person or persons legally entitled thereto.

     (g) POSSESSION AFTER SALE - If the Mortgaged Property is sold pursuant to paragraph (b), Grantor or any person holding possession of the Mortgaged Property through the Grantor shall immediately surrender possession of the Mortgaged Property to the purchaser at such sale upon the purchaser's written demand. If possession is no surrendered upon the purchaser's written demand, Grantor or such person shall be a tenant at sufferance and may be removed by writ of possession or by an action for forcible entry and detainer.

     (h) COSTS AND EXPENSES - Beneficiary shall be entitled to collect all costs and expenses incurred in pursuing such remedies, including but not limited to, attorney's fees and costs of documentary evidence, abstracts and title reports.

     (i) SUBSTITUTE TRUSTEE - Beneficiary, at Beneficiary's option, with or without cause, may from time to time remove Trustee and appoint a successor trustee to any Trustee appointed hereunder without other formality than a designation in writing. Without conveyance of the Mortgaged Property, the successor trustee shall succeed to all title, power, and duties conferred upon the Trustee by this Deed of Trust and by applicable law.

     (j) REMEDIES CUMULATIVE - Each remedy provided in this Deed of Trust is distinct and cumulative to all other rights or remedies under this Deed of Trust or afforded by law or equity, and may be exercised concurrently, independently, or successively, in any order whatsoever.

     (k) SCHEDULE 1. Schedule 1 attached hereto is an integral part of this Deed of Trust and is incorporated herein by reference.

     IN WITNESS WHEREOF, CAP ROCK ELECTRIC COOPERATIVE, INC., as Mortgagor/Grantor, has caused this Deed of Trust to be signed and its corporate seal to be hereunto affixed and attested by its officers thereunto duly authorized, and NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, as Mortgagee/Beneficiary, has caused this Deed of Trust to be signed in its name and its corporate seal to be hereunto affixed and attested by its officers thereunto duly authorized, all as of the day and year first above written.

                                            CAP ROCK ELECTRIC COOPERATIVE, INC.

                                            By: /s/ Russell E. Jones
                                               -------------------------------
                                                     Russell E Jones
                                                     Chairman of the Board

(SEAL)


Attest: /s/ Alfred J. Schwartz
        -----------------------------
                  Secretary

Executed by the Mortgagor/Grantor
in the presences of:

/s/ ILLEGIBLE
-------------------------------------

/s/ ILLEGIBLE
-------------------------------------
            Witnesses


                                            NATIONAL RURAL UTILITIES COOPERATIVE
                                                FINANCE CORPORATION


                                            By: /s/ ILLEGIBLE
                                                --------------------------------
                                                          for Governor

[SEAL]

Attest: /s/ ILLEGIBLE
       ------------------------------
        Assistant Secretary-Treasurer

Executed by the Mortgagee/Beneficiary
in the presences of:

/s/ Carmen Bennett
-------------------------------------

/s/ Jan J. Hill
-------------------------------------
            Witnesses

STATE OF TEXAS                  )
                                )       SS
COUNTY OF Midland               )

On this 24TH day of OCTOBER, 1995, before me appeared Russell E. Jones, who did say that he signed as the Chairman of the Board of CAP ROCK ELECTRIC COOPERATIVE, INC., a corporation, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of a duly adopted resolution of its board of directors, and he acknowledged to me that said corporation executed the same.

         IN WITNESS WHEREOF I have heretofore set my and official seal the day and year last above written.

---------------------------                         /s/ RONALD W. LYON
      RONALD W. LYON                          ------------------------------
      NOTARY PUBLIC                                    Notary Public
     STATE OF TEXAS
Commission Expires 3-29-97
---------------------------

(Notarial Seal)

My commission expires:


COMMONWEALTH OF VIRGINIA          )
                                  )        SS
COUNTY OF FAIRFAX                 )


On this 20TH day of OCTOBER , 1995, before me appeared G.V. BEER ,who did say that the undersigned for the Governor of NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, a corporation, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of a duly adopted resolution of its board of directors, and HE acknowledged to me that said corporation executed the same.

         IN WITNESS WHEREOF I have heretofore set my and official seal the day and year last above written.


                                                   /s/ Susan Smallwood
                                              ------------------------------
                                                       Notary Public

(Notarial Seal)

My commission expires: January 31, 1998

                                   SCHEDULE 1


                                 NOT APPLICABLE